UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015

ORYON TECHNOLOGIES, INC.
__________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-34212	26-2626737
__________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4251 Kellway Circle, Addison, Texas 75001
__________________________________________________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 267-1321
N/A
__________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

8-K

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On February 9, 2015 Oryon Technologies, Inc. (the “Company”) received notice from Myant Capital Partners, Inc. and Tony Chahine (collectively, the “Myant Payees”) and M. Richard Marcus, MRM Acquisitions, LLC, and Oryon Capital, LLC (collectively, the “Marcus Payees,” and together with the Myant Payees, “Payees”) stating that the Company is in default under the Secured Promissory Note dated November 7, 2014 in the original principal amount of $1,100,000 executed by the Company and payable to Payees (the “Note”), due to the Company’s failure to timely pay an initial payment to the Myant Payees in the amount of $250,000 and an initial payment to the Marcus Payees in the amount of $250,000, and that the Company’s failure to make these payments resulted in an Event of Default, as defined in the Note.

Based on the occurrence of the Event of Default, Payees have declared the entire principal balance, together with all accrued but unpaid interest thereon, to be immediately due and payable. Payees also demand all out-of-pocket expenses of Payees, including reasonable fees and disbursements of counsel of Payees, in connection with enforcement of the Note. Payees also reserve all rights under the Intellectual Property Security Agreement securing the obligations of the Company under the Note.

The Company is currently engaged in efforts to raise sufficient capital to pay the Note in full.

Disclaimer

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions and (ii) other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2015	ORYON TECHNOLOGIES, INC.

	By:	/s/ George Hatzimihail
George Hatzimihail, Director